                                                                      EXHIBIT 99
                         UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                                     Chapter 11
                                                     Case No.: 02 B 02474
                                                     Hon. Susan Pierson Sonderby

In re
Kmart Corporation, et al.
Debtors.
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -


                        MONTHLY OPERATING REPORT FOR THE
                    PERIOD AUGUST 1, 2002 TO AUGUST 28, 2002

DEBTORS' ADDRESS:               Kmart Corporation, et al.
                                3100 West Big Beaver Road
                                Troy, MI  48084


DEBTORS' ATTORNEYS:             John Wm. Butler, Jr.
                                J. Eric Ivester
                                SKADDEN, ARPS, SLATE,
                                MEAGHER & FLOM (ILLINOIS)
                                333 West Wacker Drive
                                Chicago, Illinois 60606-1285


REPORT PREPARER:                Kmart Corporation, et al.

         The undersigned, having reviewed the attached report acting as the duly authorized agent for the Debtors in Possession declares under penalty of perjury under the laws of the United States that the figures, statements, disbursement itemizations, and account balances listed in this Monthly Report of the Debtors are true and correct as of the date of this report to the best of my knowledge, information and belief.


Date: September 16, 2002

                            KMART CORPORATION, ET AL.



                           /s/ A. A. Koch
                           -----------------------------------
                           A. A. Koch, Chief Financial Officer

KMART CORPORATION, ET AL.
U.S. TRUSTEE MONTHLY OPERATING REPORT
FOR THE FOUR-WEEK PERIOD ENDED AUGUST 28, 2002

I.       Kmart Corporation Unaudited Consolidated Financial Statements

         A. Consolidated Statement of Operations for the four-week period ended August 28, 2002
         B.       Consolidated Balance Sheet as of August 28, 2002
         C. Consolidated Statement of Cash Flows for the four-week period ended August 28, 2002
         D. Cash Receipts and Disbursements for the four-week period ended August 28, 2002
         E. Schedule of Professional Fees and Expenses for the period January 22, 2002 through August 28, 2002
         F.       Notes to Unaudited Consolidated Financial Statements


II.      Tax Questionnaire

KMART CORPORATION
CONSOLIDATED STATEMENT OF OPERATIONS
(Unaudited)
--------------------------------------------------------------------------------
($ MILLIONS)


                                                                   FOUR-WEEK
                                                                  PERIOD ENDED
                                                                   AUGUST 28,
                                                                      2002
                                                                  ------------

SALES                                                               $ 2,092

Cost of sales, buying & occupancy                                     1,715
                                                                    -------

GROSS MARGIN                                                            377

Selling, general and administrative expenses                            476
                                                                    -------

LOSS BEFORE INTEREST, INCOME TAXES AND
   REORGANIZATION EXPENSE                                               (99)

Reorganization items, net                                                15
                                                                    -------

LOSS BEFORE INTEREST AND INCOME TAXES                                  (114)

Net interest expense                                                     12
Income taxes                                                              -
                                                                    -------

NET LOSS                                                            $  (126)
                                                                    =======

KMART CORPORATION
CONSOLIDATED BALANCE SHEET
(Unaudited)
--------------------------------------------------------------------------------
($ MILLIONS)

                                                                                     AUGUST 28,
                                                                                        2002
                                                                                    ------------
ASSETS

Cash and cash equivalents                                                             $    832
Merchandise inventories                                                                  5,487
Other current assets                                                                       611
                                                                                      --------
TOTAL CURRENT ASSETS                                                                     6,930

Property and equipment, net                                                              5,838
Other assets and deferred charges                                                          253
                                                                                      --------
TOTAL ASSETS                                                                          $ 13,021
                                                                                      ========


LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
  Accounts payable                                                                    $  1,546
  Accrued payroll and other liabilities                                                    677
  Taxes other than income taxes                                                            242
                                                                                      --------
TOTAL CURRENT LIABILITIES                                                                2,465

  Long-term debt                                                                             -
  Capital lease obligations                                                                672
  Other long-term liabilities                                                              135
                                                                                      --------
TOTAL LIABILITIES NOT SUBJECT TO COMPROMISE                                              3,272

LIABILITIES SUBJECT TO COMPROMISE                                                        7,355

Company obligated mandatorily redeemable convertible preferred securities of a subsidiary trust holding solely 7-3/4% convertible
  junior subordinated debentures of Kmart (redemption value of $898)                       889
Common stock, $1 par value, 1,500,000,000 shares authorized;
  502,471,545 shares issued                                                                502
Capital in excess of par value                                                           1,694
Accumulated deficit                                                                       (691)
                                                                                      --------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                                            $ 13,021
                                                                                      ========




Memo:
LIABILITIES SUBJECT TO COMPROMISE
Debt and notes payable                                                                $  3,327
Accounts payable                                                                         2,395
Closed store reserves                                                                      759
Other liabilities                                                                          273
General liability and workers compensation                                                 257
Pension obligation                                                                         183
Taxes payable                                                                              161
                                                                                      --------
                                                                                      $  7,355
                                                                                      ========

KMART CORPORATION
CONSOLIDATED STATEMENT OF CASH FLOWS
(Unaudited)
--------------------------------------------------------------------------------
($ MILLIONS)

                                                             FOUR-WEEK
                                                           PERIOD ENDED
                                                             AUGUST 28,
                                                                2002
                                                           -------------
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss                                                       $  (126)

Adjustments to reconcile net loss
  to net cash used for operating activities:
     Discontinued operations                                         -
     Restructuring, impairments and employee severance               1
     Reorganization items, net                                      15
     Depreciation and amortization                                  54
     Equity income in unconsolidated subsidiaries                   (2)
Changes in:
     Inventory                                                    (207)
     Accounts payable                                               77
     Deferred taxes and other taxes payable                          -
     Other assets                                                   40
     Other liabilities                                              26
Cash used for store closings and other charges                      (9)
                                                               -------
NET CASH USED FOR OPERATING ACTIVITIES                            (131)
                                                               -------

NET CASH USED FOR REORGANIZATION ITEMS                             (11)

CASH FLOWS FROM INVESTING ACTIVITIES
Capital expenditures                                               (20)
                                                               -------
NET CASH USED FOR INVESTING ACTIVITIES                             (20)
                                                               -------

CASH FLOWS FROM FINANCING ACTIVITIES
Payments of debt                                                     -
Payments on capital lease obligations                               (9)
                                                               -------
NET CASH USED FOR FINANCING ACTIVITIES                              (9)
                                                               -------

NET CHANGE IN CASH AND CASH EQUIVALENTS                           (171)
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                   1,003
                                                               -------

CASH AND CASH EQUIVALENTS, END OF PERIOD                       $   832
                                                               =======

KMART CORPORATION
CASH RECEIPTS AND DISBURSEMENTS
(Unaudited)
--------------------------------------------------------------------------------
($ MILLIONS)

                                                                  FOUR-WEEK
                                                                 PERIOD ENDED
                                                                  AUGUST 28,
                                                                     2002
                                                                 ------------
    Cash Receipts:
       Store                                                      $ 2,122
       Other                                                          141
                                                                  -------

       CASH INFLOWS                                                 2,263
                                                                  -------

    Cash Disbursements:
       Accounts payable                                             1,753
       Fleming                                                        245
       Payroll and benefits                                           314
       Taxes                                                          112
       Rent                                                            10
                                                                  -------

       CASH OUTFLOWS                                                2,434
                                                                  -------

            TOTAL CASH FLOWS BEFORE BORROWINGS                       (171)
                                                                  -------

    DIP Loan Borrowings                                                 -

               NET CASH OUTFLOWS                                  $  (171)
                                                                  =======

KMART CORPORATION
SCHEDULE OF PROFESSIONAL FEES AND EXPENSES
(Unaudited)
--------------------------------------------------------------------------------

                                                                 FOR THE PERIOD JANUARY 22, 2002 THROUGH AUGUST 28, 2002
                                                  ---------------------------------------------------------------------------------
                                                     BILLED
NAME                                                 AMOUNT        PAID            UNPAID    HOLDBACK         ACCRUED       TOTAL
----                                              -------------  --------          ------   -----------       -------     ---------
Abacus Advisory and Consulting Corporation,
  LLC                                               $ 2,023,202 $ 1,298,202   $   725,000   $        -    $         -   $ 2,023,202

Dredner Kleinwort Wasserstien                         1,671,952   1,304,360       367,592       135,000             -     1,671,952

Ernst & Young, Corporate Finance LLC                  1,204,238   1,094,808       109,429       109,429             -     1,204,238

FTI Policano & Manzo                                  2,111,392   1,912,992       198,401       198,401             -     2,111,392

Jones, Day, Reavis & Pogue                            1,340,986     950,859       390,127       124,470             -     1,340,986

Jones Day Committee Member Expenses                      28,689      25,113         3,576             -             -        28,689

KPMG, LLP                                             2,172,992   1,968,715       204,277       204,277             -     2,172,992

Morgan, Lewis & Bockius LLP                             535,796     535,796             -             -             -       535,796

Otterbourg, Steindler, Houston & Rosen, PC            2,416,487   1,776,932       639,555       230,380             -     2,416,487

Otterbourg Committee Member Expenses                     59,196      54,932         4,264             -             -        59,196

PricewaterhouseCoopers LLP                            8,098,303   6,963,148     1,135,155       711,706             -     8,098,303

Rockwood Gemini Advisors                              1,109,277     860,600       248,677        90,000             -     1,109,277

Skadden, Arps, Slate, Meagher & Flom
  (Illinois)**                                       10,647,039   9,828,854       818,185       962,054             -    10,647,039

Trumbull Services                                     3,700,245   3,700,245             -             -             -     3,700,245

U.S. Trustee                                            242,000     242,000             -             -             -       242,000

Winston & Strawn                                        504,657     415,097        89,560        45,645             -       504,657

Goldberg, Kohn, Bell                                    220,950      98,051       122,899        18,757             -       220,950

Traub, Bonacquist & Fox                                 357,557     143,420       214,137        34,071             -       357,557

Saybrook Capital                                        212,914           -       212,914        21,000             -       212,914

Accrued                                                       -           -             -             -    25,951,407    25,951,407

TOTAL                                               $38,657,872 $33,174,124   $ 5,483,748   $ 2,885,190   $25,951,407   $64,609,279

*    Billed amounts include fees and expenses
** Skadden amount Unpaid is less than the Holdback amount due to a discrepancy between the billing and the Fee Application

KMART CORPORATION
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. On January 22, 2002 ("Petition Date"), Kmart Corporation and 37 of its U.S. subsidiaries filed voluntary petitions for reorganization under Chapter 11 of the federal bankruptcy code ("Bankruptcy Code" or "Chapter 11") in the United States Bankruptcy Court for the Northern District of Illinois ("Court"). The reorganization is being jointly administered under the caption "In re Kmart Corporation, et al., Case No. 02 B 02474." Included in the consolidated financial statements are subsidiaries operating outside of the United States, which have not commenced Chapter 11 cases or other similar proceedings elsewhere, and are not debtors ("non-filing subsidiaries"). The assets and liabilities of such non-filing subsidiaries are not considered material to the consolidated financial statements. Kmart Corporation and all of its consolidated subsidiaries, whether or not considered filing or non-filing subsidiaries, are collectively referred to herein as "the Company."

2. To supplement operating cash flow during the reorganization process, the Company secured a $2 billion senior secured debtor-in-possession financing facility ("DIP Credit Facility") from JP Morgan Chase Bank, Fleet Retail Finance, Inc., General Electric Capital Corporation, and Credit Suisse First Boston. On the Petition Date, the Court gave interim approval authorizing borrowings up to $1.15 billion of the DIP Credit Facility for the payment of certain pre-petition claims and the funding of working capital and other general operating needs. On March 6, 2002, the Court approved the full amount of the $2 billion DIP Credit Facility. The DIP Credit Facility requires that we restrict future liens, indebtedness, capital expenditures, dividend payments and sales of assets, and that we maintain certain financial covenants, one of which requires minimum levels of cumulative EBITDA (earnings before interest, taxes, depreciation and amortization), the amounts of which vary throughout the year. The DIP Credit Facility was amended as of August 29, 2002, with the approval of the Court, to provide additional flexibility under the financial covenant contained therein that requires minimum levels of cumulative EBITDA. As of August 28, 2002 the Company had utilized $446 million of the DIP Credit Facility for letters of credit issued for ongoing import purchasing operations, contractual and regulatory purposes. Outlined below is a summary of availability under the DIP Credit Facility:

         ($ millions)

          DIP Credit Facility capacity                      $2,000
          5% Holdback                                         (100)
          DIP loans outstanding                                  -
          Letters of credit outstanding                       (446)
                                                          ----------

          Total Available as of August 28, 2002             $1,454
                                                          ==========


3. Comparable store sales for the four-week period ended August 28, 2002 were 11.9% lower than the same month last year.

4. Reorganization items of $15 million includes $7 million of professional fees, $7 million of stay bonus expense for the Key Employee Retention Program previously approved by the Court and $1 million of other reorganization expenses.

5. In accordance with SFAS No. 109, "Accounting for Income Taxes," the Company has recorded a valuation allowance against net deferred tax assets. Based on the Company's bankruptcy filing, realization of such assets in future years is uncertain. Accordingly, the Company has not recognized any tax benefit from its losses in fiscal 2002.

KMART CORPORATION
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

6. Cash Receipts and Disbursements for the four-week period ended August 28, 2002 are summarized as actual receipts and disbursements during the period, as compiled from the Company's daily cash records.

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION



            CASE NAME: Kmart Corporation, et al. CASE NO.: 02 B 02474

                        For Month Ending August 28, 2002



                                TAX QUESTIONNAIRE

         Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.


         1.       Federal Income Taxes               Yes (x)           No ( )

         2.       FICA withholdings                  Yes (x)           No ( )

         3.       Employee's withholdings            Yes (x)           No ( )

         4.       Employer's FICA                    Yes (x)           No ( )

         5.       Federal Unemployment Taxes         Yes (x)           No ( )

         6.       State Income Tax                   Yes (x)           No ( )

         7.       State Employee withholdings        Yes (x)           No ( )

         8.       All other state taxes              Yes (x)           No ( )


         If any of the above have not been paid, state below the tax not paid, the amount past due and the date of last payment.